UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 11, 2013

CASPIAN SERVICES, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-33215	87-0617371
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification Number)

2319 Foothill Boulevard, Suite 160, Salt Lake City, Utah
(Address of principal executive offices)

84109
(Zip code)

(801) 746-3700
(Registrant’s telephone number, including area code)

N/A
(Former name of former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments of Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 11, 2013 the board of directors of Caspian Services, Inc. adopted amendments to the Company’s Bylaws in accordance with Article IX of the Company’s Bylaws.  The amendments were adopted to reflect changes in the Company since the adoption of the previous Bylaws, for the efficient operation of the Company and to bring the Bylaws more into compliance with current Nevada corporate law, including amendments:

•	to change the date of the annual meeting of shareholders from June 1 of each year to March 1 of each year;
•	to grant the board to right to allow Company shareholders to participate in shareholder meetings by telephone;
•	to increase the range of the number of Company directorships from one to seven to one to nine
•	to allow for electronic transmission of notices to shareholders; and
•	other revisions to clarify the language of our Bylaws and to bring them more into compliance with current Nevada corporate law.

Specifically, Article I of the Bylaws was amended to designate the Company’s registered office in the State of Nevada and other offices.  Several Sections of Article II were revised and/or re-ordered.  Specifically, Section 2.5 addressing the location for shareholder meetings was revised and relocated to Section 2.1 resulting in the renumbering of the other sections of Article II.  Previous Section 2.1 (now Section 2.2) addressing annual shareholder meetings has been revised and now provides, among other things, that beginning in 2014, the annual meeting of shareholders will now be held on March 1 of each year rather than June 1.  Previous Sections 2.3 through 2.5 have been revised (now Section Articles 2.4 through 2.6) to reflect updates to the notice provisions for meetings and to allow shareholders to participate telephonically in shareholder meetings when so determined by the board of directors.  Section 2.7 was revised, consistent with Nevada law to increase the number of days the transfer books may be closed from 50 days to 60 days.  Section 3.2 of Article III was revised to increase the range of directorships of the Company’s board of directors from one to seven persons to one to nine persons.  Article IX dealing with amendments to the Bylaws was also revised to make Article IX less redundant.  A new Article XIII was added to the Bylaws providing guidance regarding the manner by which written notice and waiver of notice may be given, including the transmission of electronic communications.

This description of the amendments to the Bylaws is a summary only and is qualified in its entirety by reference to the  Bylaws of Caspian Services, Inc. (as Amended through March 11, 2013), a copy of which is attached as an exhibit to this Current Report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 3.1	Bylaws of Caspian Services, Inc. (as Amended through March 11, 2013)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASPIAN SERVICES, INC.

Date: March 18, 2013	By:	/s/ Alexey Kotov
Alexey Kotov
Chief Executive Officer

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